UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2009

SAN JOAQUIN BANCORP (Exact name of registrant as specified in charter)

California	000-52165	20-5002515

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

1000 Truxtun Avenue, Bakersfield, California 93301
(Address of Principal Executive Offices) (Zip Code)

661-281-0360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The board of directors of San Joaquin Bank (the “Bank”), a wholly-owned subsidiary of the Registrant, voted to remove John Ivy as Chief Credit Officer of the Bank, effective May 12, 2009. Mr. Ivy was listed as a Named Executive Officer in the Registrant’s 2009 proxy statement. Mr. Ivy will continue to be employed by the bank in a non-executive officer capacity. Bart Hill, President of the Registrant and President and Chief Executive Officer of the Bank, will serve as the interim Chief Credit Officer until the Bank completes a search for a permanent replacement for Mr. Ivy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAN JOAQUIN BANCORP

By: /s/ Stephen M. Annis
Executive Vice President
and Chief Financial Officer

Date: May 13, 2009